UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check	the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

CONSOLIDATED EDISON, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 29, 2013

Dear Consolidated Edison, Inc. Stockholder:

Recently, our Annual Report and proxy materials were made available to you for our Annual Meeting of Stockholders, to be held on May 20, 2013. Our records indicate that you have not yet voted your shares.

We urge you to vote your shares, regardless of the number of shares that you own. We care what you think and voting is an important way for you to let us know how we’re doing. If you recently voted your shares, thank you for your vote.

You may vote your shares via the Internet or by telephone following the instructions on the enclosed proxy card or voting instruction form. You may also vote your shares by signing and returning the enclosed proxy card or voter instruction form in the prepaid envelope provided.

Please note that your shares cannot be voted without your instructions.

If you have any questions, please contact our proxy solicitor, Morrow & Co., LLC at 800-662-5200 or by e-mail at conedison.info@morrowco.com with Con Edison Proxy Vote in the subject line.

Thank you for your continued investment in Consolidated Edison, Inc.

Sincerely,

Carole Sobin

Vice President and Corporate Secretary

conEdison, inc. CONSOLIDATED EDISON, INC. COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Kevin Burke, Michael J. Del Giudice and Vincent A. Calarco and each or any of them with power of substitution, proxies to vote all stock of the undersigned (including any shares held through the Company’s Automatic Dividend Reinvestment and Cash Payment Plan) at the Annual Meeting of Stockholders on Monday, May 20, 2013 at 10:00 a.m. at the Company’s Headquarters, 4 Irving Place, New York, NY or at any adjournments or postponements thereof, as specified on the reverse side in the election of Directors and on the proposals, all as more fully set forth in the proxy statement, and in their discretion on any matters that may properly come before the meeting or at any adjournments or postponements thereof. Your vote for the election of Directors may be indicated on the reverse side. Nominees are: 01 - Kevin Burke, 02 - Vincent A. Calarco, 03 - George Campbell, Jr., 04 - Gordon J. Davis, 05 - Michael J. Del Giudice, 06 - Ellen V. Futter, 07 - John F. Hennessy III, 08 - John F. Killian, 09 - Eugene R. McGrath, 10 - Sally H. Piñero, 11 - Michael W. Ranger and 12 - L. Frederick Sutherland. THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE (PROPOSAL 1), “FOR” PROPOSALS 2, 3 AND 4, AND “AGAINST” PROPOSAL 5. (Items to be voted appear on reverse side.) . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BeloC w Please sign exactly as name(s) appears hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Consolidated Edison, Inc. 4 Irving Place New York, NY 10003 + + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. 2013 Annual Meeting Admission Ticket 2013 Annual Meeting of Consolidated Edison, Inc. Stockholders Monday, May 20, 2013, 10:00 a.m. EDT Consolidated Edison, Inc. 4 Irving Place, New York, NY 10003 This ticket admits only the named stockholder(s). Please bring this admission ticket and a proper form of identification with you if attending the stockholder meeting. YOUR VOTE IS IMPORTANT! Whether or not you plan to attend the Stockholder Meeting, please promptly vote by telephone, through the Internet or by completing and returning the attached proxy card. Voting early will not prevent you from voting in person at the Stockholder Meeting if you wish to do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

C123456789 IMPORTANT STOCKHOLDER MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENTLINE SACKPACK 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE Electronic Voting Instructions DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week ADD 1 Instead of mailing your proxy, you may choose one of the voting ADD 2 methods outlined below to vote your proxy. ADD 3 ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. ADD 5 Proxies submitted by the Internet or telephone must be received by ADD 6 1:00 a.m., EDT, on May 20, 2013. Vote by Internet Go to www.investorvote.com/ED Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Consolidated Edison, Inc. Stockholder Meeting Proxy Card 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals The Board of Directors recommends a vote FOR all nominees listed, FOR Proposals 2, 3 and 4, and AGAINST Proposal 5. 1. Election of Directors For Against Abstain For Against Abstain 01 Kevin Burke 07 John F. Hennessy III For Against Abstain 2. Ratification of appointment of 02 - Vincent A. Calarco 08 - John F. Killian independent accountants. 03 - George Campbell, Jr. 09 - Eugene R. McGrath 3. Approval of the Company’s Long Term Incentive Plan. 04 - Gordon J. Davis 10 - Sally H. Piñero 4. Advisory vote to approve named executive officer compensation. 05 - Michael J. Del Giudice 11 - Michael W. Ranger 5. End practice of benchmarking the CEO’s total compensation to that of CEOs of peer companies. 06 - Ellen V. Futter 12 - L. Frederick Sutherland B Non-Voting Items Change of Address Please print your new address below. Comments Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Stockholder Meeting. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UP X 1 6 1 4 0 4 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 01ME8I

CONSOLIDATED EDISON, INC.

ANNUAL MEETING FOR HOLDERS AS OF 3/22/13

TO BE HELD ON 5/20/13

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

To vote by Internet

1)      Go to website www.proxyvote.com.

2)      Follow the instructions provided on the website.

To vote by Telephone

1)      Call 1-800-454-8683.

2)      Follow the instructions.

To vote by Mail

1)      Check the appropriate boxes on the voting instruction form below.

2)      Sign and date the voting instruction form.

3)      Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Notice and Proxy Statement and Annual Report

The Board of Directors recommends a vote FOR all of the nominees listed (Proposal 1):

1.	Election of Directors:		For	Against	Abstain

	1a.	Kevin Burke	☐	☐	☐

	1b.	Vincent A. Calarco	☐	☐	☐

	1c.	George Campbell, Jr.	☐	☐	☐

	1d.	Gordon J. Davis	☐	☐	☐

	1e.	Michael J. Del Giudice	☐	☐	☐

	1f.	Ellen V. Futter	☐	☐	☐

	1g.	John F. Hennessy III	☐	☐	☐

	1h.	John F. Killian	☐	☐	☐

	1i.	Eugene R. McGrath	☐	☐	☐

	1j.	Sally H. Piñero	☐	☐	☐

	1k.	Michael W. Ranger	☐	☐	☐

	1l.	L. Frederick Sutherland	☐	☐	☐

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON		☐

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4:		For	Against	Abstain

2.	Ratification of appointment of independent accountants.	☐	☐	☐

3.	Approval of the Company’s Long Term Incentive Plan.	☐	☐	☐

4.	Advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommends a vote AGAINST Stockholder Proposal 5:		For	Against	Abstain

5.	End practice of benchmarking the CEOs total compensation to that of CEOs of peer companies.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date